FEE AND EXPENSE AGREEMENT

THIS AMENDED AND RESTATED FEE AND EXPENSE AGREEMENT is made as of October 3, 2008, as amended and restated as of November 15, 2023, among Allspring Funds Trust (the “Trust”), a Delaware statutory trust, for itself and on behalf of its series listed from time to time in Schedule A and B attached hereto (individually referred to as the “Fund” or collectively referred to as the “Funds”), Allspring Master Trust (“Master Trust”), a Delaware statutory trust, and Allspring Funds Management, LLC (“Funds Management” or the “Adviser”), a limited liability company organized under the laws of the State of Delaware.
WHEREAS, each of the Trust and Master Trust is an open-end investment company registered under the Investment Company Act of 1940; and
WHEREAS, Funds Management serves as investment adviser and/or administrator to each of the Funds pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) and/or an administration agreement (the “Administration Agreement”);
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1.
Limitation on Total Operating Expense Ratios.  The Adviser hereby agrees to waive any advisory fees payable to it under the Investment Advisory Agreement, waive any administration fees payable to it under the Administration Agreement, and/or reimburse other expenses of the Funds or a class to the extent necessary to maintain a total operating expense ratio for each class of each Fund that does not exceed its capped operating expense ratio (each, a “Capped Operating Expense Ratio”) as set forth from time to time in Schedule A attached hereto (each, a “Commitment”).  The operating expenses that may not exceed the Capped Operating Expense Ratio do not include expenses that are not included in calculating a fund’s operating expense ratio as reflected in its audited financial highlights (such as brokerage commissions, stamp duty fees, interest, taxes or acquired fund fees and expense), prime broker fees, dividend and interest expense on securities sold short and do not include Extraordinary Expenses.  Extraordinary Expenses shall include other expenses as are determined by a vote of the majority of the Trustees to be Extraordinary Expenses for this purpose.

1  On November 15, 2023, the Board of Trustees of Allspring Funds Trust approved proposed changes to the Absolute Return Fund, effective on or about March 15, 2024.

1

2.
Application of the Commitments to Tiered Funds.  A Fund that invests in shares of a money market Fund need not attribute the money market Fund’s fees to the investing Fund’s operating expenses.  A non-Spectrum Fund (other than Absolute Return Fund)1 that invests in shares of a Allspring Master Trust portfolio or in shares of a non-money market Fund shall attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses.  A Dynamic Target Date Fund that invests in securities of any registered investment company other than a money market Fund shall attribute the registered investment company’s fees to the investing Fund’s operating expenses.  Absolute Return Fund1 and each Spectrum Fund that invests in shares of a Allspring Master Trust Portfolio or in shares of a non-money market Fund need not attribute the portfolio’s or non-money market Fund’s fees to the investing Fund’s operating expenses.   Except as expressly provided in this Section 2, a Fund that invests in securities of any registered investment company need not attribute the fees of such other registered investment company to the investing Fund’s operating expenses.
3.
Duration of the Commitments.
(a)
Initial Waiver.  The parties agree that Funds Management will maintain the Capped Operating Expense Ratios until the expiration/renewal date specified in Schedule A (the “Expiration/Renewal Date”).
(b)
Automatic Renewal of the Commitments.  The parties agree that each Commitment will renew automatically for a period of one year from each anniversary of the Expiration/Renewal Date unless, prior to such anniversary date: (i) Funds Management provides notice to the Board to the effect that it has elected not to renew a Commitment for a full year with respect to one or more specified Funds or classes; (ii) Funds Management provides notice to the Board to the effect that it has elected to reduce a listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes; and/or (iii) the Board approves an increase to the listed Capped Operating Expense Ratio with respect to one or more specified Funds or classes.  The notice referred to in subparagraphs (i) and (ii), above, or in subparagraph (i) of Subsection 3(c), may take the form of presentation materials delivered to the Board at or before a meeting of the Board, a presentation to the Board at a meeting that is reflected in the minutes of such meeting, or written notice delivered to the Board.
(c)
Funds Management’s Obligations Following Non-Renewal of a Commitment.  Following any non-renewal of a Commitment with respect to one or more specified Funds or classes pursuant to Subsection 3(b), Funds Management will nevertheless maintain the listed Capped Operating Expense Ratio of the Fund or class until such time as:  (i) Funds Management provides notice to the Board that it is reinstating the Commitment with respect to the Fund or class at the same or a reduced Capped Operating Expense Ratio, in which case the provisions of Subsection 3(b) shall govern thereafter; (ii) the Board  approves an increase in the listed Capped Operating Expense Ratio, in which case the provisions of Subsection 3(d) shall govern; or (iii) the Board approves the elimination of any obligation to maintain a specified ratio.
(d)
Board Approval of an Increase in a Capped Operating Expense Ratio.  If the Board approves an increase in the listed Capped Operating Expense Ratio of a Fund or class, Funds Management’s Commitment to maintain the higher Capped Operating Expenses Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b).

2

(e)
Funds Management’s Ability to Reduce a Capped Operating Expense Ratio or Extend the Term of a Commitment.  Notwithstanding any other provision of this Agreement, Funds Management may reduce the Capped Operating Expense Ratio of a Fund or a class, or extend the term of the Commitment to maintain the Capped Operating Expense Ratio of a Fund or a class, without prior approval of the Board.  Funds Management shall inform the Board of any action taken under this Subsection no later than the next regularly scheduled Board meeting.  Unless Funds Management informs the Board that the reduced Capped Operating Expense Ratio will be governed by the renewal and non-renewal provisions of Subsection 3(b), the Capped Operating Expense Ratio of the Fund or class will revert to the Capped Operating Expense Ratio previously in effect at the next Expiration/Renewal Date.
4.
Modification; Amendment.  No modification or amendment to this Agreement shall be binding unless in writing and executed by Funds Management, the Trust and, if affected thereby, Allspring Master Trust.  Notwithstanding the foregoing, the parties hereby agree that the Schedules may be amended or supplemented by having Funds Management, the Trust and, if affected thereby, Allspring Master Trust execute updated Schedules, without having such action constitute a modification or amendment to this Agreement.  Among other matters, the parties intend that: (a) Schedule A shall be updated to reflect any additional Funds or classes that are established from time to time by the Trust and as to which a Capped Operating Expense Ratio is established; (b) Schedule A shall be updated to reflect any increases to Capped Operating Expense Ratios that have been approved by the Board or any reductions in Capped Operating Expense Ratios that have been implemented pursuant to the notice provisions of Subsections 3(b) or 3(c), or any reductions implemented by Funds Management pursuant to Subsection 3(e); (c) Schedule A shall be updated to reflect any term extensions implemented by Funds Management pursuant to Section 3(e); and (d) Schedule A shall designate any Funds or classes as to which a Commitment has not been renewed until (i) a Commitment is reinstated pursuant to Subsection 3(c) or 3(d), or (ii) the Board approves the elimination of any obligation to maintain a specified ratio, at which time such Fund or class shall be moved to Schedule B.
5.
Entire Agreement.  This Amended and Restated Agreement constitutes the entire agreement of the parties with respect to its subject matter.  Each provision herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.  In addition, each provision herein shall be treated as separate and independent with respect to each Fund.

3

IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated Agreement as of November 15, 2023.

ALLSPRING FUNDS TRUST, for itself and on
behalf of its series listed from time to time on the
Schedules attached hereto

By

Matthew Prasse
Secretary

ALLSPRING MASTER TRUST

By

Matthew Prasse
Secretary

ALLSPRING FUNDS MANAGEMENT, LLC

By

Andrew Owen
President

4

SCHEDULE A
FEE AND EXPENSE AGREEMENT
ALLSPRING FUNDS TRUST

(Capped Operating Expense Ratios)
FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.70% 1.45% 0.28% 0.57% 0.33%	August 31, 2024 August 31, 2024 August 31, 2024 August 31, 2024 August 31, 2024
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.60% 0.46%	December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023
Alternative Risk Premia Fund Class R6 Institutional Class	0.62% 0.72%	October 31, 2024 October 31, 2024
Asset Allocation Fund Class A Class C Administrator Class Institutional Class	1.12% 1.87% 0.95% 0.80%	September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024
C&B Large Cap Value Fund[2] Class A Class C Class R6 Administrator Class Institutional Class	1.07% 1.82% 0.65% 1.00% 0.75%	September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024
C&B Mid Cap Value Fund[3] Class A Class C Class R6 Administrator Class Institutional Class	1.24% 1.99% 0.80% 1.15% 0.90%	January 31, 2025 January 31, 2025 January 31, 2024 January 31, 2024 January 31, 2024
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024

2  On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the name change of Allspring C&B Large Cap Value Fund to Allspring Large Cap Value Fund, effective on or about March 4, 2023.  In addition, the Board was notified of the following reduction to the net operating expense ratios effective on or about March 4, 2023 through September 30, 2024: Class A 1.01%, Class C 1.76%, Class R6 0.59%, Administrator Class 0.94%, Institutional Class 0.69%,
3  On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring C&B Mid Cap Value Fund into the Allspring Special Mid Cap Value Fund, effective on or about February 23, 2024.

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.55% 0.48%	October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	1.25% 2.00% 0.83% 1.10% 0.85%	January 31, 2025 January 31, 2025 January 31, 2024 January 31, 2024 January 31, 2024
Conservative Income Fund Class A2 Institutional Class	0.40% 0.25%	December 31, 2023 December 31, 2023
Core Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.70% 1.45% 0.33% 0.65% 0.38%	September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024
Core Plus Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.67% 1.42% 0.30% 0.60% 0.35%	December 31, 2024 December 31, 2024 December 31, 2023 December 31, 2023 December 31, 2023
Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	0.92% 0.50% 0.85% 0.60%	July 31, 2024 July 31, 2024 July 31, 2024 July 31, 2024
Disciplined U.S. Core Fund Class A Class C Class R6 Administrator Class Institutional Class	0.86% 1.61% 0.43% 0.74% 0.48%	November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024
Discovery All Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.24% 1.99% 1.10% 0.85%	November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024
Discovery Innovation Fund Class A Class C Administrator Class Institutional Class	1.22% 1.97% 1.15% 0.90%	July 31, 2024 July 31, 2024 July 31, 2024 July 31, 2024

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Discovery Large Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.02% 1.77% 0.60% 0.94% 0.70%	November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024
Discovery Mid Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.80% 1.10% 0.85%	January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024 January 31, 2024
Discovery Small Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.80% 1.15% 0.90%	July 31, 2024 July 31, 2024 July 31, 2024 July 31, 2024 July 31, 2024
Discovery SMID Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.21% 1.96% 0.79% 1.14% 0.89%	January 31, 2025 January 31, 2025 January 31, 2024 January 31, 2024 January 31, 2024
Diversified Capital Builder Fund Class A Class C Administrator Class Institutional Class	1.11% 1.86% 1.05% 0.78%	January 31, 2025 January 31, 2025 January 31, 2024 January 31, 2024
Diversified Income Builder Fund Class A Class C Class R6 Administrator Class Institutional Class	0.84% 1.59% 0.42% 0.77% 0.52%	January 31, 2025 January 31, 2025 January 31, 2024 January 31, 2024 January 31, 2024
Dynamic Target Today Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2015 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024

4  On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the liquidation and termination of the entire suite of Allspring Dynamic Target Date Funds, effective on or about February 9, 2024.

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Dynamic Target 2020 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2025 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2030 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2035 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2040 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2045 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2050 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2055 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Dynamic Target 2060 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Dynamic Target 2065 Fund[4] Class A Class C Class R4 Class R6 Administrator Class	0.59% 1.34% 0.29% 0.14% 0.49%	June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024 June 30, 2024
Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.27% 2.02% 0.85% 1.20% 0.90%	September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024
Emerging Markets Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	1.43% 2.18% 1.01% 1.36% 1.11%	February 28, 2025 February 28, 2025 February 28, 2024 February 28, 2024 February 28, 2024
Emerging Markets Equity Income Fund Class A Class C Class R6 Administrator Class Institutional Class	1.55% 2.30% 1.17% 1.45% 1.22%	February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024
Global Investment Grade Credit Fund Class A Class C Class R6 Institutional Class	0.82% 1.57% 0.45% 0.50%	January 31, 2025 January 31, 2025 January 31, 2024 January 31, 2024
Global Long/Short Equity Fund Class A Class C Class R6 Institutional Class	1.72% 2.47% 1.30% 1.40%	February 28, 2025 February 28, 2025 February 29, 2024 February 29, 2024

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Government Money Market Fund[5] Class A Administrator Class Elevate Class Institutional Class Roberts & Ryan Class Select Class Service Class Sweep Class Tribal Inclusion Class	0.58% 0.34% 0.16% 0.20% 0.20% 0.14% 0.50% 0.50% 0.16%	May 31, 2025 May 31, 2024 May 31, 2024 May 31, 2024 May 31, 2025 May 31, 2024 May 31, 2024 May 31, 2024 May 31, 2024
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.84% 1.59% 0.64% 0.48%	December 31, 2024 December 31, 2024 December 31, 2023 December 31, 2023
Growth Balanced Fund[6] Class A Class C Administrator Class	1.12% 1.87% 0.95%	September 30, 2024 September 30, 2024 September 30, 2024
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.70% 0.96% 0.75%	November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.33% 0.20% 0.13% 0.43%	May 31, 2024 May 31, 2024 May 31, 2024 May 31, 2024
High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.92% 1.67% 0.80% 0.53%	December 31, 2024 December 31, 2024 December 31, 2023 December 31, 2023
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.80% 1.55% 0.50% 0.70% 0.55%	October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024

5 On November 16, 2022, the Board of Trustees of Allspring Funds Trust approved the establishment of the Elevate Class to the Allspring Government Money Market Fund, effective at a date to be determined.
6 On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Growth Balanced Fund into the Allspring Asset Allocation Fund, effective on or about February 23, 2024.

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Income Plus Fund Class A Class C Administrator Class Institutional Class	0.71% 1.46% 0.66% 0.39%	January 31, 2025 January 31, 2025 January 31, 2025 January 31, 2025
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	1.07% 1.82% 0.90% 0.75%	January 31, 2025 January 31, 2025 January 31, 2024 January 31, 2024
Index Fund Class A Class C Administrator Class	0.44% 1.19% 0.25%	September 30, 2024 September 30, 2024 September 30, 2024
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	0.67% 1.42% 0.30% 0.60% 0.35%	October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024
International Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	1.14% 1.89% 0.79% 1.14% 0.84%	February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024 February 28, 2024
Large Cap Core Fund Class A Class C Class R6 Administrator Class Institutional Class	1.07% 1.82% 0.65% 0.97% 0.67%	November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024
Large Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.07% 1.82% 0.65% 0.95% 0.75%	November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.82% 1.57% 0.40% 0.75% 0.50%	November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.84% 1.59% 0.60% 0.52%	October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Moderate Balanced Fund[7] Class A Class C Administrator Class Institutional Class	1.14% 1.89% 0.90% 0.80%	September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024
Money Market Fund Class A Class C Premier Class Service Class	0.58% 1.33% 0.20% 0.50%	May 31, 2025 May 31, 2025 May 31, 2024 May 31, 2024
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.40% 0.60% 0.45%	October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024
Municipal Cash Management Money Market Fund[8] Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2024 May 31, 2024 May 31, 2024
Municipal Sustainability Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.40% 0.60% 0.45%	October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.58% 0.30% 0.20% 0.45%	May 31, 2025 May 31, 2024 May 31, 2024 May 31, 2024
Opportunity Fund Class A Class C Class R6 Administrator Class Institutional Class	1.17% 1.92% 0.72% 1.00% 0.75%	January 31, 2025 January 31, 2025 January 31, 2024 January 31, 2024 January 31, 2024
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.74% 1.49% 0.49%	October 31, 2024 October 31, 2024 October 31, 2024

7  On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Moderate Balanced Fund into the Allspring Spectrum Moderate Growth Fund, effective on or about February 23, 2024.
8  On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the liquidation and termination of the Allspring Municipal Cash Management Money Market Fund, effective on or about January 19, 2024.

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Precious Metals Fund Class A Class C Administrator Class Institutional Class	1.09% 1.84% 0.95% 0.79%	July 31, 2024 July 31, 2024 July 31, 2024 July 31, 2024
Premier Large Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.10% 1.85% 0.65% 1.00% 0.70%	November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.77% 1.52% 0.40% 0.60% 0.45%	September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.77% 1.52% 0.37% 0.60% 0.42%	December 31, 2024 December 31, 2024 December 31, 2023 December 31, 2023 December 31, 2023
Short-Term Bond Plus Fund Class A Class C Class R6 Institutional Class	0.61% 1.36% 0.24% 0.29%	December 31, 2024 December 31, 2024 December 31, 2024 December 31, 2024
Short-Term High Income Fund Class A Class C Administrator Class Institutional Class	0.81% 1.56% 0.65% 0.50%	December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.63% 1.38% 0.35% 0.60% 0.40%	October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024
Small Cap Fund[9] Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.80% 1.15% 0.90%	July 31, 2024 July 31, 2024 July 31, 2024 July 31, 2024 July 31, 2024

9  On November 15, 2023 the Board of Trustees of Allspring Funds Trust approved the reorganization of the Allspring Small Cap Fund into the Allspring Small Company Value Fund, effective on or about February 23, 2024.

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.86% 1.19% 0.94%	September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.75% 1.05% 0.85%	September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024
Special Global Small Cap Fund Class A Class C Administrator Class Institutional Class	1.47% 2.22% 1.40% 1.15%	February 28, 2025 February 28, 2025 February 29, 2024 February 29, 2024
Special International Small Cap Fund Class A Class C Class R6 Institutional Class	1.37% 2.12% 0.95% 1.05%	February 28, 2025 February 28, 2025 February 29, 2024 February 29, 2024
Special Large Cap Value Fund[10] Class A Class C Class R6 Administrator Class Institutional Class	1.10% 1.85% 0.65% 0.95% 0.70%	November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024 November 30, 2024
Special Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.73% 1.08% 0.83%	January 31, 2025 January 31, 2025 January 31, 2024 January 31, 2024 January 31, 2024
Special Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.31% 2.06% 0.89% 1.20% 0.94%	July 31, 2024 July 31, 2024 July 31, 2024 July 31, 2024 July 31, 2024
Spectrum Aggressive Growth Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.67% 0.42%	September 30, 2024 September 30, 2024 September 30, 2024 September 30, 2024

10On November 15, 2023 the Board of Trustees of Allspring Funds Trust were notified of the following reduction to the net operating expense ratios for the Special Large Cap Value Fund effective on or about March 4, 2024 through November 30, 2024: Class A 1.01%, Class C 1.76%, Class R6 0.59%, Administrator Class 0.94%, Institutional Class 0.69%.

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Spectrum Conservative Growth Fund Class A Class C Institutional Class	0.74% 1.49% 0.42%	September 30, 2024 September 30, 2024 September 30, 2024
Spectrum Growth Fund Class A Class C Institutional Class	0.74% 1.49% 0.42%	September 30, 2024 September 30, 2024 September 30, 2024
Spectrum Income Allocation Fund Class A Class C Institutional Class	0.74% 1.49% 0.42%	September 30, 2024 September 30, 2024 September 30, 2024
Spectrum Moderate Growth Fund Class A Class C Institutional Class	0.74% 1.49% 0.42%	September 30, 2024 September 30, 2024 September 30, 2024
Strategic Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.79% 1.54% 0.42% 0.68% 0.47%	October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Roberts & Ryan Class Select Class Service Class	0.58% 0.34% 0.20% 0.20% 0.14% 0.45%	May 31, 2025 May 31, 2024 May 31, 2024 May 31, 2025 May 31, 2024 May 31, 2024
Ultra Short-Term Income Fund Class A Class A2 Class C Administrator Class Institutional Class	0.50% 0.40% 1.25% 0.50% 0.25%	December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023 December 31, 2023
Ultra Short-Term Municipal Income Fund Class A Class A2 Class C Class R6 Administrator Class Institutional Class	0.50% 0.40% 1.25% 0.20% 0.50% 0.25%	October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024 October 31, 2024
U.S. Long/Short Equity Fund Class A Class C Class R6 Institutional Class	1.57% 2.32% 1.15% 1.25%	February 28, 2025 February 28, 2025 February 29, 2024 February 29, 2024

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	1.04% 1.79% 0.92% 0.72%	July 31, 2024 July 31, 2024 July 31, 2024 July 31, 2024
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.70% 1.45% 0.52%	October 31, 2024 October 31, 2024 October 31, 2024
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Roberts & Ryan Class Service Class Sweep Class	0.58% 0.30% 0.20% 0.20% 0.50% 0.50%	May 31, 2025 May 31, 2024 May 31, 2024 May 31, 2025 May 31, 2024 May 31, 2024

Schedule A amended:  November 15, 2023

The foregoing schedule of capped operating expense ratios is agreed to as of November 15, 2023 and shall remain in effect until changed in writing by the parties.

ALLSPRING FUNDS TRUST

By:

Matthew Prasse

Secretary

ALLSPRING FUNDS MANAGEMENT, LLC

By:

Andrew Owen
President

As of May 18, 2004

Amended and Restated Fee and Expense Agreement
Schedule B

ALLSPRING FUNDS TRUST
Not Subject to Capped Operating Expense Ratios

Name of Fund/Class	Date of Removal from Schedule A